UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2006

SPHERIX® INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 301-419-3900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into a Material Definitive Agreement.

The Board of Directors (the “Board”) of Spherix Incorporated (the “Company”) has revised the compensation package payable to independent members of the Board.

Attached hereto as Exhibit 10.1 is a chart describing the new compensation package.  The new compensation package is effective as of May 11, 2006.

The form of Restricted Stock Agreement which will be used to evidence each grant of restricted stock under the new compensation package is attached hereto as Exhibit 10.2.

Item 9.01.                                              Financial Statements and Exhibits.

10.1.	Spherix Board Compensation Package

10.2.	Restricted Stock Agreement (Form for Director Issuances)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Richard C. Levin
Richard C. Levin
CEO and President

Date: September 13, 2006

EXHIBIT INDEX

Exhibit

10.1.	Spherix Board Compensation Package

10.2.	Restricted Stock Agreement (Form for Director Issuances)